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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):    September 4, 1996
                                                              -----------------

                                      STAPLES, INC.
         ----------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in its Charter)


                                        Delaware
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                     (State or Other Jurisdiction of Incorporation)


                 0-17586                                04-2896127
         ------------------------            ----------------------------------
         (Commission File Number)            (IRS Employer Identification No.)


         One Research Drive, Westboro, Massachusetts                    01581
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          (Address of principal executive offices)                   (Zip Code)


                                   (508) 370-8500
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                    Registrant's Telephone Number, Including Area Code


                                   Not Applicable
         ----------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)





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         ITEM 5.  OTHER EVENTS.
                  ------------

              On September 4, 1996, Staples, Inc. ("Staples") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Marlin Acquisition Corp., a wholly-owned subsidiary of Staples (the "Subsidiary"), and Office Depot, Inc. ("Office Depot"). Pursuant to the Merger Agreement, (i) the Subsidiary will be merged with and into Office Depot and Office Depot will become a wholly-owned subsidiary of Staples and (ii) all outstanding shares of common stock of Office Depot will be converted into the right to receive 1.14 shares of common stock of Staples. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

              (c)  Exhibits.
                   --------

                   See Index to Exhibits attached hereto.




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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  September 4, 1996             STAPLES, INC.
                                              (Registrant)



                                               /s/ Peter M. Schwarzenbach
                                              ---------------------------------
                                              By:  Peter M. Schwarzenbach
                                                   Vice President, General
                                                   Counsel and Secretary






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                                INDEX TO EXHIBITS


         Exhibit
         Number
         -------

           1 Agreement and Plan of Merger, dated September 4, 1996 by and among Staples, Inc., Marlin Acquisition Corp., and Office Depot, Inc.

           2 Stock Option Agreement, dated as of September 4, 1996, between Staples, Inc. (as Grantee) and Office Depot, Inc. (as Grantor)

           3 Stock Option Agreement, dated as of September 4, 1996, between Office Depot, Inc. (as Grantee) and Staples, Inc. (as Grantor)